UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 3, 2019
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 3, 2019, at the Annual Meeting of stockholders (the “Annual Meeting”) of Huron Consulting Group Inc. (the “Company”), the stockholders of the Company approved an amendment to the Huron Consulting Group Inc. Amended and Restated 2012 Omnibus Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan by 600,000, as further described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2019 (the “2019 Proxy Statement”). The amendment to the Plan was previously approved, subject to stockholder approval, by the Board of Directors of the Company (the “Board of Directors”).
The amendment to the Plan was included as Appendix A to the 2019 Proxy Statement and attached as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference. A summary of the Plan was included as part of Proposal 2 in the 2019 Proxy Statement. The summary of the Plan contained in the 2019 Proxy Statement is qualified by and subject to the full text of the Plan, which was included as Appendix A to the definitive proxy statement filed with the SEC on March 27, 2017 in connection with the Company's 2017 Annual Meeting and attached as Exhibit 10.2 to this Form 8-K, which is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on May 3, 2019, and a total of 21,308,697 shares were present in person or by proxy. At the Annual Meeting, the Company’s stockholders acted upon the following matters: (i) the election of three Class III members of the Board of Directors to serve terms ending at the Company’s 2022 Annual Meeting; (ii) the approval of an amendment to the Plan to increase the number of shares authorized for issuance under the Plan; (iii) an advisory vote to approve the compensation of the Company's named executive officers; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The following is a summary of the voting results for each matter presented to stockholders.
Proposal No. 1 - Election of directors.

Name	Shares For	Shares Withheld	Broker Non-Votes
John McCartney	19,675,940	224,294	1,408,463
James H. Roth	19,689,151	211,083	1,408,463
Ekta Singh-Bushell	16,004,790	3,895,444	1,408,463
The other members of the Board of Directors whose terms of office continued after the Annual Meeting were: H. Eugene Lockhart, George E. Massaro, John S. Moody, Hugh E. Sawyer and Debra Zumwalt.
Proposal No. 2 - To approve an amendment to the Company's Amended and Restated 2012 Omnibus Incentive Plan.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
17,769,894	2,128,857	1,483	1,408,463
Proposal No. 3 - An advisory vote to approve the Company's executive compensation.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
18,720,802	1,176,617	2,815	1,408,463
Proposal No. 4 - To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
21,200,984	107,667	46	0

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

10.1*
Amendment to the Huron Consulting Group Inc. Amended and Restated 2012 Omnibus Incentive Plan, effective May 3, 2019 (included as Appendix A to Huron Consulting Group Inc.'s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2019, Commission File No. 000-50976, and incorporated herein by reference).

10.2*
Huron Consulting Group Inc. 2012 Omnibus Incentive Plan, as amended and restated effective May 1, 2017 (included as Appendix A to Huron Consulting Group Inc.’s definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2017, Commission File No. 000-50976, and incorporated herein by reference).

*	Indicates the exhibit is a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	May 8, 2019	/s/ John D. Kelly
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer